UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 1, 2020

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Annual Report for the year ended December 31, 2018, which was filed with the United States Securities and Exchange Commission (the “SEC”) on April 23, 2019, and is available for review in the Edgar Archives of the SEC at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the SEC. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and IM Telecom, LLC, and Oklahoma limited liability company doing business as “Infiniti Mobile” (“Infiniti Mobile”).

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2020, Terry Addington, an independent director, resigned for personal health reasons, and we have not filled the vacancy resulting from his resignation.  We express our sincere appreciation for his valuable experience, advice and contributions to the Company during his approximate two (2) years of service on our Board of Directors, and his leadership will be greatly missed.

Effective April 15, 2020, Matthew Atkinson resigned from the office as Secretary of the Company, to focus on other business interests, having served in that capacity since July, 2017.  We express our sincere appreciation for his service to the Company and all of his valuable contributions to us during his service as our Secretary.

On April 17, 2020, the Board of Directors elected Paul LaPier, our Vice President of Finance, as our Secretary, to fill the vacancy created by Mr. Atkinson’s resignation.  His current position, compensation and employee benefits will continue.

Mr. LaPier is 61 years of age and has over 20 years of telecommunications experience working for Fortune 500 companies and small/medium startup companies with annual revenues ranging from $1 million to $23 billion. During this time, Mr. LaPier has held various telecommunications related positions in the areas of finance, accounting, taxation, billing and regulatory (government) compliance.  Immediately prior to joining KonaTel in 2018, he served as Finance Manager-Regulatory Fees/Taxes for British Telecom Americas, Inc., from July, 2016, to November, 2018.

Prior to British Telecom, Mr. LaPier served for over four years as CFO, then President, of US Connect, LLC, a regional wireless Lifeline carrier, from May, 2012, to July, 2016.  While at US Connect, Mr. LaPier oversaw all company operations and the activation/management of over 50 thousand lines of Lifeline service.  Previously, Mr. LaPier served as Financial Controller of dPi Teleconnect, a regional prepaid wireline provider.  While at dPi, he lead the creation of the financial and reporting platform for dPi Mobile, which later became the Lifeline carrier TAG Mobile.

Mr. LaPier has held other telecommunications related management positions across several regional and national telecommunications carriers, including Director of Taxes & Regulatory Reporting at Sage Telecom, a regional CLEC (Competitive Local Exchange Carrier).  While at Sage, his responsibilities included overseeing all tax compliance, end user billing for 200,000 customers and regulatory compliance across 12 states.  At VarTec Telecom and Excel Telecommunications, both national providers of long-distance service across 48 states, Mr. LaPier served as Director of Taxes & Regulatory Reporting.  He has also served as a telecommunications and technology tax consultant for Price Waterhouse Coopers.

Mr. LaPier holds a Bachelor of Business Administration in Accounting from The University of Texas at Austin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: April 17, 2020	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director

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